UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04700
                                                    ----------

                          The Gabelli Equity Trust Inc.
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
             ------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                     Date of reporting period: June 30, 2005
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                                  [LOGO OMITTED]
                                                   THE GABELLI EQUITY TRUST INC.

                          THE GABELLI EQUITY TRUST INC.

                               Semi-Annual Report
                                  June 30, 2005

TO OUR SHAREHOLDERS,

      During the second quarter of 2005, the Gabelli Equity Trust's (the "Equity Trust") total return was 1.9% on a net asset value ("NAV") basis while the Standard & Poor's ("S&P") 500 Index rose 1.4% and the Dow Jones Industrial Average ("DJIA") declined 1.6%. For the six month period ended June 30, 2005, the Equity Trust's NAV total return was 0.6% versus losses of 0.8% and 3.5% for the S&P 500 Index and the DJIA, respectively. For the one year period ended June 30, 2005, the Equity Trust's NAV total return was 14.8% versus increases for the S&P 500 Index and DJIA of 6.3% and 0.8%, respectively. The Equity Trust's market price on June 30, 2005 was $8.98, which equates to a 7.2% premium to its NAV of $8.38. The Equity Trust's market price rose 1.9% during the second quarter and has risen 3.8% and 21.8%, respectively, for the six and twelve month periods ended June 30, 2005.

      Enclosed are the financial statements and the investment portfolio as of June 30, 2005.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                             AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2005(a)
                                             ------------------------------------------------
                                                                                                                           Since
                                                               Year to                                                   Inception
                                                      Quarter    Date    1 Year    3 Year   5 Year   10 Year   15 Year   (8/21/86)
                                                      -------  -------   ------    ------   ------   -------   -------   ---------
      GABELLI EQUITY TRUST NAV RETURN(B) ...........    1.90%    0.57%   14.75%    14.61%    4.99%    10.79%    10.84%     11.77%
      GABELLI EQUITY TRUST INVESTMENT RETURN(C) ....    1.89     3.80    21.78      6.26     5.55     11.20     11.25      11.72

      S&P 500 Index ................................    1.37    (0.81)    6.32      8.28    (2.37)     9.94     10.64      11.24
      Dow Jones Industrial Average .................   (1.62)   (3.50)    0.83      5.99     1.76     10.65     11.42      12.31
      Nasdaq Composite Index .......................    2.89    (5.45)    0.45     12.02   (12.31)     8.22     10.46       9.35

      (a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. PERFORMANCE FIGURES FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX OF 30 LARGE INDUSTRIAL STOCKS. THE S&P 500 AND THE NASDAQ COMPOSITE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE INDEX.

      (b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE ("NAV"), REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS, AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN BASED ON AN INITIAL NET ASSET VALUE OF $9.34.

      (c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS ON THE PAYABLE DATE, ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS. SINCE INCEPTION RETURN BASED ON AN INITIAL OFFERING PRICE OF $10.00.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      We have separated the portfolio manager's commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager's commentary is unrestricted. The financial statements and investment portfolio are mailed separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments:

Food and Beverage ....................................................      8.2%
Financial Services ...................................................      7.5%
Telecommunications ...................................................      7.5%
Energy and Utilities .................................................      7.4%
Entertainment ........................................................      6.1%
Repurchase Agreements ................................................      6.1%
Publishing ...........................................................      6.1%
Cable and Satellite ..................................................      5.5%
Diversified Industrial ...............................................      5.5%
Consumer Products ....................................................      4.2%
Health Care ..........................................................      3.6%
Automotive: Parts and Accessories ....................................      3.5%
Hotels and Gaming ....................................................      3.3%
Equipment and Supplies ...............................................      3.0%
Retail ...............................................................      2.7%
Aviation: Parts and Services .........................................      2.0%
Consumer Services ....................................................      1.8%
Wireless Communications ..............................................      1.7%
Aerospace ............................................................      1.5%
Communications Equipment .............................................      1.4%
Machinery ............................................................      1.4%
Agriculture ..........................................................      1.3%
Real Estate ..........................................................      1.3%
Specialty Chemicals ..................................................      1.1%
Broadcasting .........................................................      1.1%
Environmental Services ...............................................      1.0%
Automotive ...........................................................      0.8%
Electronics ..........................................................      0.7%
Business Services ....................................................      0.7%
Metals and Mining ....................................................      0.5%
U.S. Government Obligations ..........................................      0.3%
Manufactured Housing and Recreational Vehicles .......................      0.3%
Computer Software and Services .......................................      0.3%
Closed-End Funds .....................................................      0.2%
Paper and Forest Products ............................................      0.2%
Transportation .......................................................      0.1%
Real Estate Investment Trusts ........................................      0.1%
                                                                          ------
                                                                          100.0%
                                                                          ======

THE GABELLI EQUITY TRUST INC. (THE "EQUITY TRUST") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED MARCH 31, 2005. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE EQUITY TRUST AT 800-GABELLI (800-422-3554). THE EQUITY TRUST'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

      The Equity Trust files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Equity Trust's proxy voting policies and procedures are available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

SHAREHOLDER MEETING -- MAY 9, 2005 -- FINAL RESULTS

      The Annual Meeting of Shareholders was held on May 9, 2005 at the Hyatt Regency in Old Greenwich, Connecticut. At that meeting, common and preferred shareholders voting together as a single class elected Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza as Directors of the Trust. There were 134,274,813 votes cast in favor of Mr. Fahrenkopf and 2,029,382 votes withheld. There were 134,555,946 votes cast in favor of Mr. Zizza and 1,747,709 votes withheld. In addition, preferred shareholders voting as a single class elected Anthony J. Colavita as Trustee of the Trust. There were 9,290,343 votes cast in favor and 77,198 votes withheld.

      Mario J. Gabelli, Thomas E. Bratter, Anthony J. Colavita, James P. Conn, Arthur V. Ferrara, Karl Otto Pohl and Anthony R. Pustorino continue to serve in their capacities as Directors of the Trust.

      We thank you for your participation and appreciate your continued support.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                     QUARTER ENDED JUNE 30, 2005 (UNAUDITED)

                                                                   OWNERSHIP AT
                                                                     JUNE 30,
                                                       SHARES          2005
                                                    ------------   ------------

NET PURCHASES
COMMON STOCKS
Agere Systems Inc.(a) ..........................          35,000         35,000
Albertson's Inc. ...............................          20,000        200,000
Anheuser-Busch Companies Inc. ..................           6,000          6,000
AT&T Corp. .....................................         120,000        400,000
Avon Products Inc. .............................          20,000         20,000
Cadbury Schweppes plc, ADR .....................          10,000         40,000
Champion Enterprises Inc. ......................          20,000         70,000
Cinergy Corp. ..................................          20,000         40,000
Citigroup Inc. .................................          25,000         40,000
Clarcor Inc.(b) ................................         100,000        200,000
Coca-Cola Co. ..................................          15,000         60,000
ConocoPhillips(b) ..............................         100,000        200,000
Costco Wholesale Corp. .........................           7,000         10,000
CUNO Inc. ......................................          10,000         10,000
Curtiss-Wright Corp.(c) ........................         200,000        200,000
Del Monte Foods Co. ............................          28,600         88,600
DPL Inc. .......................................           4,000         30,000
Duquesne Light Holdings Inc. ...................           1,200        110,000
EchoStar Communications Corp., Cl. A ...........           5,000         55,000
Fairchild Corp., Cl. A .........................           4,600        129,600
Fleetwood Enterprises ..........................           5,000         50,000
Fomento Economico Mexicano SA de CV, ADR .......           5,641         35,641
Gemstar-TV Guide International Inc. ............         100,000        600,000
General Mills Inc. .............................          20,000        170,000
Gillette Co. ...................................          10,000        135,000
Harrah's Entertainment Inc.(d) .................           8,845          8,845
Hilton Group plc ...............................         350,000      2,875,000
Hospira Inc. ...................................           8,500         10,000
Ito-Yokado Co. Ltd. ............................          12,000         34,000
ITT Industries Inc. ............................          10,000        130,000
Ivanhoe Mines Ltd. .............................          49,400         51,400
Keyence Corp. ..................................             700          5,200
Las Vegas Sands Corp. ..........................           2,000          2,000
Liberty Global Inc., Cl. A(e)(f) ...............         156,770        156,770
Lin TV Corp., Cl. A ............................          15,000         50,000
Lucent Technologies Inc. .......................          10,000        140,000
Lufkin Industries Inc.(b) ......................          53,900        107,900
Maytag Corp. ...................................          15,000         75,000
MBNA Corp. .....................................          20,000         20,000
McGraw-Hill Companies Inc.(b) ..................         100,000        200,000
MGM Mirage(b) ..................................          55,300        120,300
Moody's Corp.(b) ...............................          30,000         60,000
Nashua Corp. ...................................           2,500         72,500
Next plc .......................................          30,000         30,000
Nippon Television Network Corp. ................           1,000          7,800
Nortel Networks Corp. ..........................          50,000        150,000
Novelis Inc. ...................................          10,000         10,000
PetroChina Co. Ltd., ADR .......................             800          1,000
Ralcorp Holdings Inc. ..........................           8,200         68,200
Rank Group plc .................................         150,000        150,000

                                                       SHARES/     OWNERSHIP AT
                                                      PRINCIPAL      JUNE 30,
                                                       AMOUNT          2005
                                                    ------------   ------------
Reckitt Benckiser plc ..........................          31,000         33,000
Renal Care Group Inc. ..........................          35,000         35,000
Scripps (E.W.) Co., Cl A .......................           5,000        150,000
Standard Chartered plc .........................          50,000         50,000
Storage Technology Corp. .......................          40,000         40,000
Superior Industries International Inc. .........          10,000         30,000
Technip SA(g) ..................................          22,500         30,000
Telecom Italia SpA(h) ..........................          67,595      1,788,075
Telefonica SA, ADR(i) ..........................           1,800        254,800
Telefonica SA, BDR(i) ..........................             704         18,299
Telefonos de Mexico SA de CV, Cl. L, ADR(b) ....          32,000         64,000
Telephone & Data Systems Inc., Special(j) ......         400,000        400,000
Telesp Celular Participacoes SA, Pfd.(k) .......           5,845          5,845
Tokyo Electron Ltd. ............................           2,600         17,000
Tribune Co. ....................................          18,300        298,300
UBS AG .........................................           2,000         25,000
United States Cellular Corp. ...................          50,000        100,000
VNU NV .........................................           1,000          2,000
Waste Management Inc. ..........................         100,000        500,000
William Demant Holding A/S .....................           1,100         82,000
Xstrata plc ....................................          45,000         45,000
Yahoo! Inc. ....................................          50,000         80,000
Young Broadcasting Inc., Cl. A .................          14,500        130,000

PREFERRED STOCKS
Sequa Corp., $5 Cv. Pfd. .......................             100          3,200

CORPORATE BONDS
Pep Boys - Manny, Moe & Jack, Cv., 4.250%,
  06/01/07 .....................................    $    500,000   $    500,000

NET SALES
COMMON STOCKS
Agere Systems Inc., Cl. B(a) ...................        (350,000)            --
Allstate Corp. .................................          (5,000)         5,000
ALLTEL Corp. ...................................          (5,000)         5,000
America Movil SA de CV, Cl. L, ADR .............          (4,000)        81,000
AMETEK Inc. ....................................         (10,000)       215,000
Andrew Corp. ...................................         (15,000)        45,000
Bank of New York Co. Inc. ......................          (2,000)        75,000
BCE Inc. .......................................         (15,000)       265,000
Bristol-Myers Squibb Co. .......................         (10,000)       135,000
Caesars Entertainment Inc.(d) ..................         (50,000)            --
Charter Communications Inc., Cl. A .............         (20,000)            --
Cincinnati Bell Inc. ...........................         (10,000)       940,000
Citizens Communications Co. ....................          (5,000)        90,000
CMS Energy Corp. ...............................          (8,800)        91,200
Coldwater Creek Inc. ...........................          (3,500)        40,000
Comcast Corp., Cl. A ...........................         (20,000)       330,000
Commonwealth Telephone Enterprises Inc. ........         (35,000)       185,000


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                     QUARTER ENDED JUNE 30, 2005 (UNAUDITED)

                                                                   OWNERSHIP AT
                                                                     JUNE 30,
                                                       SHARES          2005
                                                    ------------   ------------
NET SALES (CONTINUED)
COMMON STOCKS (CONTINUED)
Compania Assicuratrice Unipol SpA ..............        (140,000)            --
Corning Inc. ...................................         (10,000)       540,000
Curtiss-Wright Corp., Cl. B(c) .................        (202,000)            --
Dana Corp. .....................................          (5,000)       395,000
Deutsche Bank AG, ADR ..........................          (2,000)       152,000
Dow Jones & Co Inc. ............................          (2,000)        18,000
DTE Energy Co. .................................          (1,000)        14,000
Duke Energy Corp. ..............................         (15,000)       280,000
Embratel Participacoes SA, Rights(l) ...........         (19,015)            --
Energizer Holdings Inc. ........................          (2,000)        32,000
Fedders Corp. ..................................          (3,000)        72,000
Ferro Corp. ....................................          (5,000)       325,000
Fortune Brands Inc. ............................          (5,000)        30,000
General Motors Corp.(m) ........................         (85,000)            --
Greif Inc., Cl. A ..............................          (1,000)       233,000
Hilton Hotels Corp. ............................         (10,000)       600,000
Invitrogen Corp. ...............................          (3,000)        44,000
Irish Life & Permanent plc, Dublin .............         (15,000)        75,000
Johnson Controls Inc. ..........................          (5,000)       125,000
Kellogg Co. ....................................         (25,000)       185,000
Kerr-McGee Corp.(n) ............................         (15,001)        19,999
Landauer, Inc. .................................          (1,000)        95,000
Liberty Media Corp., Cl. A .....................         (10,000)     2,200,000
Liberty Media International Inc., Cl. A(e) .....        (130,000)            --
Lloyds TSB Group plc ...........................         (95,000)            --
Lockheed Martin Corp. ..........................          (5,000)        40,000
Mandalay Resort Group(o) .......................         (40,000)            --
Mattel Inc. ....................................         (10,000)        90,000
Media General Inc., Cl. A ......................          (1,000)       337,000
Midland Co. ....................................            (300)       189,000
Modine Manufacturing Co. .......................          (1,500)       330,000
National Presto Industries Inc. ................         (10,000)        35,000
Neiman Marcus Group Inc., Cl. B ................          (3,500)       320,000
New York Times Co., Cl. A ......................         (17,500)       100,000
Nextel Communications Inc., Cl. A ..............          (5,000)        65,000
Northrop Grumman Corp. .........................          (5,000)       185,000
Paxson Communications Corp. ....................          (9,000)       120,000
PepsiAmericas Inc. .............................         (30,000)       520,000
PepsiCo Inc. ...................................         (15,000)       355,000
Pfizer Inc. ....................................          (5,000)       270,000
PHH Corp. ......................................          (7,500)            --
Procter & Gamble Co. ...........................         (20,000)       180,000
Pulitzer Inc.(p) ...............................         (90,000)            --
RAS SpA ........................................         (46,002)            --
Regal Entertainment Group, Cl. A ...............          (2,000)        12,000
Riggs National Corp.(q) ........................         (60,000)            --
Rollins Inc. ...................................         (36,400)       890,000

                                                       SHARES/     OWNERSHIP AT
                                                      PRINCIPAL      JUNE 30,
                                                       AMOUNT          2005
                                                    ------------   ------------

Royce Value Trust Inc. .........................            (500)        31,500
SBC Communications Inc. ........................         (10,000)       130,000
Sony Corp., ADR ................................         (45,000)            --
St. Joe. Co. ...................................          (5,000)       172,000
Telecom Italia Mobile SpA(h) ...................         (96,876)            --
Telephone & Data Systems Inc. ..................         (90,000)       310,000
Telesp Celular Participacoes SA, Pfd.(k) .......     (14,613,537)            --
Texas Instruments Inc. .........................          (5,000)       265,000
Titan Corp. ....................................         (45,000)        30,000
TRW Automotive Holdings Corp. ..................         (18,000)       165,000
TXU Corp. ......................................         (20,500)        62,500
United Defense Industries Inc.(r) ..............         (15,000)            --
UnitedGlobalCom Inc., Cl. A(f) .................        (461,472)            --

CORPORATE BONDS
Charter Communications Inc., Cv., 4.750%,
  06/01/06 .....................................    $   (300,000)  $    500,000

-----------------------
(a) Reverse Split -- 1 share of Agere Systems Inc. for 10 shares of Agere Systems Inc., Cl. B
(b) 2 for 1 stock split
(c) Reclassification -- 1 share of Curtiss-Wright Corp. for every 1 share of Curtiss-Wright Corp., Cl. B
(d) Merger -- 0.221129 of Harrah's Entertainment Inc. for every 1 share of Caesars Entertainment Inc.
(e) Merger -- 1 share of Liberty Global Inc., Cl. A for 1 share of Liberty Media International Inc., Cl. A
(f) Merger 0.058012 share of Liberty Global Inc., Cl. A for 1 share of UnitedGlobalCom Inc., Cl. A
(g) 4 for 1 stock split
(h) Merger -- 1.73 share of Telecom Italia SpA for every 1 share of Telecom Italia Mobile SpA
(i) 4% stock dividend
(j) Spin-off -- 1 share of Telephone & Data Systems Inc., Special for every 1 share of Telephone & Data Systems Inc.
(k) Reverse Split -- 0.0004 share of Telesp Celular Participacoes SA, Pfd. for every 1 share of Telesp Celular Participacoes SA, Pfd. and cusip change
(l) Rights Lapse for Embratel Participacoes SA, Rights
(m) Tender Offer -- $31.00 for every 1 share
(n) Partial Tender Offer -- 0.336438:1 share at $85.00
(o) Cash Merger -- $71.00 for every 1 share
(p) Cash Merger -- $64.00 for every 1 share
(q) Cash Merger -- $19.94 for every 1 share
(r) Cash Merger -- $75.00 for every 1 share


                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2005 (UNAUDITED)

                                                                       MARKET
  SHARES                                                COST           VALUE
-----------                                         ------------   ------------
              COMMON STOCKS -- 93.1%
              FOOD AND BEVERAGE -- 8.2%
     85,000   Ajinomoto Co. Inc. ................   $    998,444   $    946,488
      6,000   Anheuser-Busch Companies Inc. .....        284,494        274,500
     40,000   Cadbury Schweppes plc, ADR ........      1,144,179      1,533,200
     90,000   Campbell Soup Co. .................      2,383,197      2,769,300
     60,000   Coca-Cola Co. .....................      2,754,114      2,505,000
      5,000   Coca-Cola Enterprises Inc. ........         76,395        110,050
     40,000   Coca-Cola Hellenic Bottling Co.
                 SA .............................        519,295      1,086,236
    100,000   Corn Products International Inc. ..      1,385,122      2,376,000
     88,600   Del Monte Foods Co.+ ..............        806,935        954,222
     10,108   Denny's Corp.+ ....................         14,358         50,540
    100,000   Diageo plc ........................      1,037,393      1,474,567
    224,000   Diageo plc, ADR ...................      9,660,541     13,283,200
    200,000   Dreyer's Grand Ice Cream
                 Holdings Inc., Cl. A ...........     15,737,691     16,280,000
     60,000   Flowers Foods Inc. ................      1,011,842      2,121,600
     35,641   Fomento Economico Mexicano SA
                 de CV, ADR .....................      1,402,215      2,123,134
    170,000   General Mills Inc. ................      8,096,244      7,954,300
     40,000   Groupe Danone .....................      3,491,214      3,519,133
    500,000   Grupo Bimbo SA de CV, Cl. A .......      1,052,379      1,439,896
     20,000   Hain Celestial Group Inc.+ ........        267,663        390,000
    130,000   Heinz (H.J.) Co. ..................      4,668,773      4,604,600
     27,000   Hershey Co. .......................        899,420      1,676,700
    185,000   Kellogg Co. .......................      6,344,427      8,221,400
     75,000   Kerry Group plc, Cl. A ............        860,877      1,872,413
     12,100   LVMH Moet Hennessy Louis
                 Vuitton SA .....................        419,053        935,680
      2,500   Nestle SA .........................        513,610        639,875
    520,000   PepsiAmericas Inc. ................      9,208,154     13,343,200
    355,000   PepsiCo Inc. ......................     17,170,494     19,145,150
      6,750   Pernod-Ricard SA ..................        470,174      1,078,249
     68,200   Ralcorp Holdings Inc. .............      1,308,415      2,806,430
     80,000   Sara Lee Corp. ....................      1,480,340      1,584,800
      2,000   Smucker (J.M.) Co. ................         52,993         93,880
    112,270   Tootsie Roll Industries Inc. ......      1,566,039      3,283,897
    170,000   Wrigley (Wm.) Jr. Co. .............     10,436,095     11,702,800
                                                    ------------   ------------
                                                     107,522,579    132,180,440
                                                    ------------   ------------
              FINANCIAL SERVICES -- 7.5%
      7,000   Allianz AG ........................        866,497        804,499
      5,000   Allstate Corp. ....................        209,064        298,750
    550,000   American Express Co. ..............     21,247,943     29,276,500
     34,000   Argonaut Group Inc.+ ..............        893,076        785,060
     95,000   Aviva plc .........................        935,101      1,058,714
     90,000   Banco Santander Central Hispano
                 SA, ADR ........................        322,130      1,042,200

                                                                       MARKET
  SHARES                                                COST           VALUE
-----------                                         ------------   ------------
    110,000   Bank of Ireland ...................   $    635,101   $  1,786,432
     75,000   Bank of New York Co. Inc. .........      2,749,625      2,158,500
    275,000   Bankgesellschaft Berlin AG+ .......      5,495,399        965,099
        260   Berkshire Hathaway Inc., Cl. A+ ...      1,074,049     21,710,000
      7,500   Calamos Asset Management Inc.,
                 Cl. A ..........................        135,000        204,300
     40,000   Citigroup Inc. ....................      1,908,300      1,849,200
    185,000   Commerzbank AG, ADR ...............      3,747,342      4,033,722
    152,000   Deutsche Bank AG, ADR .............      9,838,158     11,840,800
     20,000   Dun and Bradstreet Corp.+ .........        424,266      1,233,000
     10,000   H&R Block Inc. ....................        329,930        583,500
     23,000   Hibernia Corp., Cl. A .............        184,942        763,140
     75,000   Irish Life & Permanent plc ........        585,157      1,313,321
    200,000   Janus Capital Group Inc. ..........      3,029,352      3,008,000
     45,000   JPMorgan Chase & Co. ..............      1,251,002      1,589,400
    130,000   Kinnevik Investment AB, Cl. B .....        617,945      1,094,171
     78,000   Leucadia National Corp. ...........      1,905,290      3,013,140
     20,000   MBNA Corp. ........................        524,600        523,200
    100,000   Mellon Financial Corp. ............      3,140,094      2,869,000
    189,000   Midland Co. .......................      1,386,764      6,650,910
     60,000   Moody's Corp. .....................      1,024,050      2,697,600
    257,500   Nikko Cordial Corp. ...............      1,725,292      1,132,991
    145,000   Phoenix Companies Inc. ............      2,094,171      1,725,500
      2,500   Prudential Financial Inc. .........         68,750        164,150
     45,000   Schwab (Charles) Corp. ............        657,562        507,600
     50,000   Standard Chartered plc ............        954,007        913,765
     80,000   State Street Corp. ................      4,001,480      3,860,000
     20,000   SunTrust Banks Inc. ...............        419,333      1,444,800
     78,500   T. Rowe Price Group Inc. ..........      4,816,620      4,914,100
     25,000   UBS AG ............................      1,255,688      1,950,839
     60,000   Waddell & Reed Financial
                 Inc., Cl. A ....................      1,247,250      1,110,000
                                                    ------------   ------------
                                                      81,700,330    120,875,903
                                                    ------------   ------------
              ENERGY AND UTILITIES -- 7.4%
     70,000   AES Corp.+ ........................        397,267      1,146,600
     10,000   AGL Resources Inc. ................        174,924        386,500
    120,000   Allegheny Energy Inc.+ ............      1,090,388      3,026,400
     70,000   Apache Corp. ......................      2,728,670      4,522,000
    247,000   BP plc, ADR .......................     10,490,760     15,407,860
    275,000   Burlington Resources Inc. .........     12,090,077     15,191,000
    115,000   CH Energy Group Inc. ..............      4,749,282      5,592,450
     40,000   Cinergy Corp. .....................      1,456,054      1,792,800
     91,200   CMS Energy Corp.+ .................        583,956      1,373,472
    200,000   ConocoPhillips . ..................      7,227,891     11,498,000
      8,000   Constellation Energy Group ........        189,742        461,520
     30,000   DPL Inc. ..........................        624,493        823,500
     14,000   DTE Energy Co. ....................        619,460        654,780
    280,000   Duke Energy Corp. .................      6,201,900      8,324,400
    110,000   Duquesne Light
                 Holdings Inc. ..................      1,845,274      2,054,800


                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

                                                                       MARKET
  SHARES                                               COST            VALUE
-----------                                         ------------   ------------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES (CONTINUED)
    210,000   El Paso Corp. .....................   $  2,558,703   $  2,419,200
    370,000   El Paso Electric Co.+ .............      3,381,794      7,566,500
     50,000   Energy East Corp. .................      1,065,733      1,449,000
     80,000   Eni SpA ...........................      1,367,106      2,063,073
     80,000   Exxon Mobil Corp. .................      2,750,108      4,597,600
     20,000   FPL Group Inc. ....................        556,256        841,200
     70,000   Halliburton Co. ...................      1,726,011      3,347,400
     19,999   Kerr-McGee Corp. ..................      1,111,848      1,526,124
    150,000   Mirant Corp.+ .....................        201,190         76,800
     12,270   NiSource Inc. .....................        264,419        303,437
    300,000   Northeast Utilities ...............      5,660,050      6,258,000
      1,000   PetroChina Co. Ltd., ADR ..........         62,306         73,450
     23,000   Petroleo Brasileiro SA, ADR .......        986,810      1,198,990
    100,000   Progress Energy Inc., CVO+ ........         52,000         13,500
     30,000   SJW Corp. .........................        883,106      1,410,300
     20,000   Southwest Gas Corp. ...............        451,132        510,200
      8,657   Total SA ..........................      1,262,555      2,035,549
     62,500   TXU Corp. .........................      1,462,163      5,193,125
    255,000   Westar Energy Inc. ................      4,319,800      6,127,650
                                                    ------------   ------------
                                                      80,593,228    119,267,180
                                                    ------------   ------------
              TELECOMMUNICATIONS -- 7.4%
      5,000   ALLTEL Corp. ......................        111,101        311,400
    400,000   AT&T Corp. ........................     10,994,472      7,616,000
     90,540   ATX Communications Inc.+ ..........        151,570          1,032
    265,000   BCE Inc. ..........................      6,947,469      6,275,200
     30,000   Brasil Telecom Participacoes
                 SA, ADR ........................      1,743,257      1,083,000
  1,760,000   BT Group plc ......................      7,277,785      7,252,789
  4,440,836   Cable & Wireless Jamaica Ltd.+ ....        101,639        113,365
     10,000   CenturyTel Inc. ...................        322,000        346,300
    940,000   Cincinnati Bell Inc.+ .............      7,243,529      4,042,000
     90,000   Citizens Communications Co. .......      1,070,036      1,209,600
    185,000   Commonwealth Telephone
                 Enterprises Inc. ...............      7,065,945      7,753,350
    110,000   Compania de Telecomunicaciones de
                 Chile SA, ADR ..................      1,634,847      1,118,700
    170,000   Deutsche Telekom AG, ADR ..........      2,827,195      3,131,400
     15,000   Embratel Participacoes SA, ADR+ ...        266,400        158,100
      5,000   France Telecom SA, ADR ............        146,305        145,700
        233   KDDI Corp. ........................        830,434      1,077,712
    100,000   KPN NV ............................        232,728        839,848
  1,000,000   Qwest Communications
                 International Inc.+ ............      3,357,501      3,710,000
    130,000   SBC Communications Inc. ...........      4,107,938      3,087,500

                                                                       MARKET
  SHARES                                                COST           VALUE
-----------                                         ------------   ------------
    450,000   Sprint Corp. ......................   $ 14,920,599   $ 11,290,500
    186,554   Tele Norte Leste Participacoes
                 SA, ADR ........................      2,554,387      3,106,124
     50,000   Telecom Argentina SA, Cl. B,
                 ADR+ ...........................        423,451        597,000
  1,788,075   Telecom Italia SpA ................      7,145,332      5,582,732
    254,800   Telefonica SA, ADR ................     12,826,593     12,459,720
     18,299   Telefonica SA, BDR ................        202,143        298,580
     64,000   Telefonos de Mexico SA
                 de CV, Cl. L, ADR ..............        482,044      1,208,960
    310,000   Telephone & Data Systems Inc. .....     14,545,632     12,651,100
    400,000   Telephone & Data Systems Inc.,
                 Special ........................     16,508,500     15,336,000
      2,500   TELUS Corp. .......................         44,168         87,863
     52,500   TELUS Corp., ADR ..................        950,397      1,845,730
    135,000   Verizon Communications Inc. .......      5,330,021      4,664,250
                                                    ------------   ------------
                                                     132,365,418    118,401,555
                                                    ------------   ------------
              ENTERTAINMENT -- 6.1%
    160,000   Canal Plus, ADR+ ..................         34,010        260,000
    110,000   EMI Group plc .....................        292,543        500,600
     80,000   EMI Group plc, ADR ................        947,487        728,448
     50,000   GC Companies Inc.+(a) .............         54,500         43,000
    600,000   Gemstar-TV Guide International
                 Inc.+ ..........................      3,810,261      2,154,000
    174,000   Grupo Televisa SA, ADR ............      6,481,375     10,803,660
  2,200,000   Liberty Media Corp., Cl. A+ .......     22,754,943     22,418,000
    160,000   Publishing & Broadcasting Ltd. ....        893,720      1,808,604
    150,000   Rank Group plc ....................        764,935        722,950
     12,000   Regal Entertainment Group, Cl. A ..        165,788        226,560
    170,000   Six Flags Inc.+ ...................      1,176,303        790,500
    260,000   The Walt Disney Co. ...............      5,453,387      6,546,800
    800,000   Time Warner Inc.+ .................     17,755,191     13,368,000
    835,000   Viacom Inc., Cl. A ................     34,674,976     26,903,700
     43,900   Vivendi Universal SA ..............      2,247,329      1,384,459
    330,000   Vivendi Universal SA, ADR .........      8,718,814     10,338,900
                                                    ------------   ------------
                                                     106,225,562     98,998,181
                                                    ------------   ------------
              PUBLISHING -- 6.1%
     18,000   Dow Jones & Co. Inc. ..............        933,936        638,100
    248,266   Independent News & Media plc ......        358,456        766,123
     20,000   Knight-Ridder Inc. ................      1,345,264      1,226,800
      5,000   McClatchy Co., Cl. A ..............        240,250        327,200
    200,000   McGraw-Hill Companies Inc. ........      7,669,017      8,850,000
    337,000   Media General Inc., Cl. A .........     20,165,073     21,824,120
    124,000   Meredith Corp. ....................      2,253,297      6,083,440


                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                                       MARKET
   SHARES                                               COST           VALUE
-----------                                         ------------   ------------
              COMMON STOCKS (CONTINUED)
              PUBLISHING (CONTINUED)
    100,000   New York Times Co., Cl. A .........   $  4,558,429   $  3,115,000
  1,744,800   News Corp., Cl. A .................     23,233,744     28,230,864
     20,000   News Corp., Cl. B .................        186,274        337,200
     60,000   News Corp., Cl. B, CDI ............        696,029      1,020,765
     80,000   Pearson plc .......................        911,889        942,433
    200,000   Penton Media Inc.+ ................        439,128         70,000
    400,000   PRIMEDIA Inc.+ ....................      1,948,569      1,620,000
    175,000   Reader's Digest Association Inc. ..      3,181,221      2,887,500
    261,319   SCMP Group Ltd. ...................        191,790        114,333
    150,000   Scripps (E.W.) Co., Cl. A .........      5,032,324      7,320,000
     66,585   Seat Pagine Gialle SpA+ ...........        177,139         27,799
     80,000   Thomas Nelson Inc. ................        951,267      1,740,800
    298,300   Tribune Co. .......................     13,450,571     10,494,194
      2,000   VNU NV ............................         56,257         55,837
                                                    ------------   ------------
                                                      87,979,924     97,692,508
                                                    ------------   ------------
              CABLE AND SATELLITE -- 5.5%
  1,500,000   Cablevision Systems Corp., Cl.
                 A+ .............................     33,080,007     48,300,000
    330,000   Comcast Corp., Cl. A+ .............     11,098,996     10,131,000
     85,000   Comcast Corp., Cl. A, Special+ ....        756,584      2,545,750
    153,444   DIRECTV Group Inc.+ ...............      2,214,257      2,378,382
     55,000   EchoStar Communications Corp.,
                 Cl. A ..........................      1,722,522      1,658,250
    156,770   Liberty Global Inc., Cl. A+ .......      4,302,786      7,316,456
     50,000   Loral Space & Communications
                 Ltd.+ ..........................         11,250         14,500
    407,845   Rogers Communications Inc., Cl.
                 B, New York ....................      5,045,177     13,409,944
      9,655   Rogers Communications Inc., Cl.
                 B, Toronto .....................        137,424        316,790
     80,000   Shaw Communications Inc., Cl.
                 B, New York ....................        329,197      1,661,600
     20,000   Shaw Communications Inc.,
                 Cl. B, Toronto .................         52,983        416,258
                                                    ------------   ------------
                                                      58,751,183     88,148,930
                                                    ------------   ------------
              DIVERSIFIED INDUSTRIAL -- 5.5%
    170,000   Acuity Brands Inc. ................      5,161,361      4,367,300
    195,000   Ampco-Pittsburgh Corp. ............      2,627,873      2,340,000
     25,000   Bouygues SA .......................        643,811      1,036,498
    160,000   Cooper Industries Ltd., Cl. A .....      8,215,442     10,224,000
    250,000   Crane Co. .........................      4,841,093      6,575,000
    100,500   CRH plc ...........................      1,259,458      2,669,573
    110,000   GATX Corp. ........................      2,036,677      3,795,000
    233,000   Greif Inc., Cl. A .................      4,398,568     14,236,300

                                                                       MARKET
   SHARES                                               COST           VALUE
-----------                                         ------------   ------------
      5,000   Greif Inc., Cl. B .................   $    135,355   $    296,750
    410,000   Honeywell International Inc. ......     13,620,787     15,018,300
    130,000   ITT Industries Inc. ...............      6,378,721     12,691,900
    390,000   Lamson & Sessions Co.+ ............      2,380,718      4,609,800
     98,000   Park-Ohio Holdings Corp.+ .........      1,023,835      1,633,660
      4,000   Sulzer AG .........................        850,053      1,651,190
     30,000   Technip SA ........................        721,269      1,392,647
    100,000   Thomas Industries Inc. ............      1,388,525      3,996,000
     50,000   Trinity Industries Inc. ...........        945,000      1,601,500
                                                    ------------   ------------
                                                      56,628,546     88,135,418
                                                    ------------   ------------
              CONSUMER PRODUCTS -- 4.2%
     60,000   Altadis SA ........................        885,677      2,517,366
     20,000   Avon Products Inc. ................        784,045        757,000
     43,000   Christian Dior SA .................      1,633,717      3,335,552
     15,000   Church & Dwight Co. Inc. ..........         99,535        543,000
     30,000   Clorox Co. ........................      1,666,387      1,671,600
      3,000   Colgate-Palmolive Co. .............        151,130        149,730
     90,000   Compagnie Financiere Richemont
                 AG, Cl. A ......................      1,264,405      3,026,921
     50,000   Department 56 Inc.+ ...............        524,317        512,500
     32,000   Energizer Holdings Inc.+ ..........        877,206      1,989,440
     30,000   Fortune Brands Inc. ...............      2,101,302      2,664,000
     30,000   Gallaher Group plc ................        274,164        445,595
    234,000   Gallaher Group plc, ADR ...........     13,788,387     13,876,200
    135,000   Gillette Co. ......................      4,511,761      6,835,050
      2,000   Givaudan SA .......................        550,742      1,163,480
     44,000   Harley-Davidson Inc. ..............      2,044,082      2,182,400
     15,000   Matsushita Electric Industrial
                 Co. Ltd., ADR ..................        178,325        227,700
     90,000   Mattel Inc. .......................      1,409,065      1,647,000
     75,000   Maytag Corp. ......................      1,566,099      1,174,500
     35,000   National Presto Industries Inc. ...      1,232,270      1,542,450
    180,000   Procter & Gamble Co. ..............      8,861,104      9,495,000
     33,000   Reckitt Benckiser plc .............      1,053,255        972,623
     10,000   Swatch Group AG, Cl. B ............        584,263      1,404,604
    890,000   Swedish Match AB ..................      9,252,561     10,111,241
                                                    ------------   ------------
                                                      55,293,799     68,244,952
                                                    ------------   ------------
              HEALTH CARE -- 3.6%
     10,000   Abbott Laboratories ...............        398,848        490,100
     52,000   Amgen Inc.+ .......................      3,039,863      3,143,920
     19,146   AstraZeneca plc ...................        710,674        795,314
     27,000   Biogen Idec Inc.+ .................        163,601        930,150
    135,000   Bristol-Myers Squibb Co. ..........      3,509,708      3,372,300
     65,036   GlaxoSmithKline plc ...............      1,653,252      1,574,250
      4,000   GlaxoSmithKline plc, ADR ..........        216,096        194,040
     34,000   Henry Schein Inc.+ ................        730,758      1,411,680
     10,000   Hospira Inc.+ .....................        342,400        390,000
     16,000   INAMED Corp.+ .....................        698,771      1,071,520


                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

                                                                      MARKET
  SHARES                                                COST          VALUE
-----------                                        -------------  -------------
              COMMON STOCKS (CONTINUED)
              HEALTH CARE (CONTINUED)
     44,000   Invitrogen Corp.+ .................  $   2,223,724  $   3,664,760
     18,750   IVAX Corp.+ .......................        170,440        403,125
    100,000   Merck & Co. Inc. ..................      4,575,501      3,080,000
      2,000   Nobel Biocare Holding AG ..........        286,712        405,775
     41,000   Novartis AG .......................      1,292,180      1,953,219
    105,000   Novartis AG, ADR ..................      4,622,998      4,981,200
    270,000   Pfizer Inc. .......................      7,805,301      7,446,600
     35,000   Renal Care Group Inc.+ ............      1,613,400      1,613,500
     18,100   Roche Holding AG ..................      1,644,615      2,290,925
     31,808   Sanofi-Aventis ....................      1,786,486      2,613,650
    100,000   Schering-Plough Corp. .............      1,917,839      1,906,000
     80,000   Smith & Nephew plc ................        752,722        789,780
      4,250   Straumann Holding AG ..............        873,571        885,486
     60,000   Sybron Dental
                 Specialties Inc.+ ..............      1,230,090      2,257,200
     10,000   Synthes Inc. ......................        677,094      1,097,932
     23,000   Takeda Pharmaceutical
                 Co. Ltd. .......................      1,140,219      1,140,564
     82,000   William Demant
                 Holding A/S+ ...................      3,730,842      4,081,921
    100,000   Wyeth .............................      4,105,470      4,450,000
                                                   -------------  -------------
                                                      51,913,175     58,434,911
                                                   -------------  -------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.4%
     60,000   BorgWarner Inc. ...................      1,326,210      3,220,200
    200,000   CLARCOR Inc. ......................      1,597,860      5,850,000
    395,000   Dana Corp. ........................      6,261,061      5,928,950
    300,000   Genuine Parts Co. .................      9,098,465     12,327,000
    125,000   Johnson Controls Inc. .............      5,705,052      7,041,250
    116,000   Midas Inc.+ .......................      1,508,953      2,668,000
    330,000   Modine Manufacturing Co. ..........      8,787,029     10,744,800
     80,500   Scheib (Earl) Inc.+ ...............        637,614        275,713
    160,000   Standard Motor
                 Products Inc. ..................      1,728,738      2,112,000
     30,000   Superior Industries
                 International Inc. .............        736,730        711,000
     27,000   TI Automotive Ltd.+(a) ............              0              0
    105,000   TransPro Inc.+ ....................        936,807        660,450
    165,000   TRW Automotive
                 Holdings Corp.+ ................      4,315,120      4,044,150
                                                   -------------  -------------
                                                      42,639,639     55,583,513
                                                   -------------  -------------
              HOTELS AND GAMING -- 3.3%
    115,000   Aztar Corp.+ ......................      1,531,188      3,938,750
    200,000   Gaylord Entertainment Co.+ ........      4,949,319      9,298,000
     55,000   Greek Organization of
                 Football Prognostics SA ........        630,177      1,592,081
     16,000   GTECH Holdings Corp. ..............         69,219        467,840
      8,845   Harrah's Entertainment Inc. .......        553,483        637,459
  2,875,000   Hilton Group plc ..................     10,988,555     14,745,106

                                                                      MARKET
  SHARES                                                COST          VALUE
-----------                                        -------------  -------------
    600,000   Hilton Hotels Corp. ...............  $   8,971,865  $  14,310,000
     10,200   Kerzner International Ltd.+........        516,352        580,890
      2,000   Las Vegas Sands Corp.+ ............         77,365         71,500
    120,300   MGM Mirage+ .......................      2,061,242      4,761,474
     38,000   Starwood Hotels & Resorts
                 Worldwide Inc. .................        875,103      2,225,660
                                                   -------------  -------------
                                                      31,223,868     52,628,760
                                                   -------------  -------------
              EQUIPMENT AND SUPPLIES -- 3.0%
    215,000   AMETEK Inc. .......................      5,173,517      8,997,750
      2,000   Amphenol Corp., Cl. A .............         14,775         80,340
     94,000   CIRCOR International Inc. .........        974,241      2,318,980
     10,000   CUNO Inc.+ ........................        711,100        714,400
    215,000   Donaldson Co. Inc. ................      2,987,463      6,520,950
     72,000   Fedders Corp. .....................        424,446        158,400
    115,000   Flowserve Corp.+ ..................      2,167,080      3,479,900
     24,000   Franklin Electric Co. Inc. ........        258,462        927,600
    100,000   Gerber Scientific Inc.+ ...........      1,060,701        696,000
     70,000   GrafTech International Ltd.+ ......        850,486        301,000
    250,000   IDEX Corp. ........................      8,425,135      9,652,500
     20,000   Ingersoll-Rand Co. Ltd.,
                 Cl. A ..........................        870,760      1,427,000
    107,900   Lufkin Industries Inc. ............      1,044,948      3,882,242
      1,000   Manitowoc Co. Inc. ................         25,450         41,020
     11,000   Mueller Industries Inc. ...........        485,034        298,100
      1,000   Sealed Air Corp.+ .................         17,404         49,790
    230,000   Watts Water Technologies
                 Inc., Cl. A ....................      3,240,796      7,702,700
    100,000   Weir Group plc ....................        420,789        578,718
                                                   -------------  -------------
                                                      29,152,587     47,827,390
                                                   -------------  -------------
              RETAIL -- 2.7%
    200,000   Albertson's Inc. ..................      5,178,600      4,136,000
    230,000   AutoNation Inc.+ ..................      2,908,065      4,719,600
     40,000   Coldwater Creek Inc.+ .............        142,323        996,400
     10,000   Costco Wholesale Corp. ............        449,309        448,200
     34,000   Ito-Yokado Co. Ltd. ...............      1,155,818      1,128,122
     38,000   Matsumotokiyoshi Co. Ltd. .........      1,037,783      1,034,713
    320,000   Neiman Marcus Group Inc.,
                 Cl. B ..........................      7,795,253     30,944,000
     30,000   Next plc ..........................        811,183        811,101
                                                   -------------  -------------
                                                      19,478,334     44,218,136
                                                   -------------  -------------
              AVIATION: PARTS AND SERVICES -- 2.0%
    200,000   Curtiss-Wright Corp. ..............      5,747,006     10,790,000
    129,600   Fairchild Corp., Cl. A+ ...........        997,020        370,656
    220,000   GenCorp Inc.+ .....................      2,587,049      4,237,200
     90,000   Precision Castparts Corp. .........      2,330,982      7,011,000
     84,000   Sequa Corp., Cl. A+ ...............      3,347,991      5,558,280
     74,600   Sequa Corp., Cl. B+ ...............      3,852,672      4,964,630
                                                   -------------  -------------
                                                      18,862,720     32,931,766
                                                   -------------  -------------


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

                                                                     MARKET
  SHARES                                                COST          VALUE
-----------                                        -------------  -------------
              COMMON STOCKS (CONTINUED)
              CONSUMER SERVICES -- 1.8%
    460,000   IAC/InterActiveCorp+ ..............  $  11,367,750  $  11,063,000
    890,000   Rollins Inc. ......................     13,262,314     17,835,600
                                                   -------------  -------------
                                                      24,630,064     28,898,600
                                                   -------------  -------------
              WIRELESS COMMUNICATIONS -- 1.7%
     81,000   America Movil SA de CV,
                 Cl. L, ADR .....................      2,325,526      4,828,410
     65,000   Nextel Communications
                 Inc., Cl. A+ ...................      1,656,317      2,100,150
      1,500   NTT DoCoMo Inc. ...................      3,553,937      2,218,015
  2,760,000   O2 plc+ ...........................      3,413,555      6,737,677
     24,787   Tele Centro Oeste Celular
                 Participacoes SA, ADR ..........         74,303        249,605
      1,920   Tele Leste Celular
                 Participacoes SA, ADR+ .........         51,357         15,264
      3,340   Tele Norte Celular
                 Participacoes SA, ADR+ .........         51,601         21,209
     90,000   Telefonica Moviles SA .............        660,946        950,819
      8,350   Telemig Celular
                 Participacoes SA, ADR ..........        241,320        272,627
     90,217   Telesp Celular
                 Participacoes SA, ADR+ .........      2,244,802        385,227
      5,845   Telesp Celular
                 Participacoes SA, Pfd.+ ........         89,789         24,832
     32,165   Tim Participacoes SA, ADR .........        390,212        508,207
    100,000   United States Cellular Corp.+ .....      4,333,517      4,994,000
    553,888   Vodafone Group plc ................        975,799      1,349,663
    100,000   Vodafone Group plc, ADR ...........      2,378,590      2,432,000
                                                   -------------  -------------
                                                      22,441,571     27,087,705
                                                   -------------  -------------
              COMMUNICATIONS EQUIPMENT -- 1.4%
     35,000   Agere Systems Inc.+ ...............        648,860        420,000
     45,000   Andrew Corp.+ .....................        491,746        574,200
    540,000   Corning Inc.+ .....................      4,820,591      8,974,800
    140,000   Lucent Technologies Inc.+ .........        829,428        407,400
    110,000   Motorola Inc. .....................      1,378,052      2,008,600
    150,000   Nortel Networks Corp.+ ............        818,085        391,500
     44,000   Scientific-Atlanta Inc. ...........        355,750      1,463,880
    300,000   Thomas & Betts Corp.+ .............      5,741,098      8,472,000
                                                   -------------  -------------
                                                      15,083,610     22,712,380
                                                   -------------  -------------
              MACHINERY -- 1.4%
     10,000   Caterpillar Inc. ..................        136,559        953,100
    320,000   Deere & Co. .......................     19,641,708     20,956,800
                                                   -------------  -------------
                                                      19,778,267     21,909,900
                                                   -------------  -------------
              AGRICULTURE -- 1.3%
  1,000,000   Archer-Daniels-Midland Co. ........     14,500,966     21,380,000
      5,000   Delta & Pine Land Co. .............         84,396        125,300
     10,000   Mosaic Co.+ .......................        139,584        155,600
                                                   -------------  -------------
                                                      14,724,946     21,660,900
                                                   -------------  -------------

                                                                     MARKET
  SHARES                                               COST          VALUE
-----------                                        -------------   ------------
              AEROSPACE -- 1.3%
    110,000   Boeing Co. ........................  $   4,638,808  $   7,260,000
     40,000   Lockheed Martin Corp. .............      2,293,748      2,594,800
    185,000   Northrop Grumman Corp. ............      9,674,435     10,221,250
     30,000   Titan Corp.+ ......................        480,157        682,200
                                                   -------------  -------------
                                                      17,087,148     20,758,250
                                                   -------------  -------------
              REAL ESTATE -- 1.3%
     70,000   Cheung Kong
                 (Holdings) Ltd. ................        815,521        682,345
    100,000   Florida East Coast
                 Industries Inc. ................      2,137,516      4,330,000
     55,000   Griffin Land &
                 Nurseries Inc.+ ................        513,143      1,354,650
    172,000   St. Joe Co. .......................      4,881,549     14,024,880
                                                   -------------  -------------
                                                       8,347,729     20,391,875
                                                   -------------  -------------
              SPECIALTY CHEMICALS -- 1.1%
      5,400   Ciba Specialty
                 Chemicals AG, ADR ..............          4,285        157,950
     20,000   E.I. du Pont de
                 Nemours and Co. ................        802,600        860,200
    325,000   Ferro Corp. .......................      6,928,725      6,454,500
     40,000   Fuller (H.B.) Co. .................        968,437      1,362,400
    120,000   Hercules Inc.+ ....................      1,543,119      1,698,000
    232,300   Omnova Solutions Inc.+ ............      1,879,166      1,082,518
    300,000   Sensient Technologies Corp. .......      5,529,921      6,183,000
     10,000   Syngenta AG, ADR+ .................         16,177        203,900
                                                   -------------  -------------
                                                      17,672,430     18,002,468
                                                   -------------  -------------
              ENVIRONMENTAL SERVICES -- 1.0%
     65,000   Republic Services Inc. ............        875,761      2,340,650
    500,000   Waste Management Inc. .............     12,434,746     14,170,000
                                                   -------------  -------------
                                                      13,310,507     16,510,650
                                                   -------------  -------------
              BROADCASTING -- 1.0%
      2,000   Cogeco Inc. .......................         39,014         43,846
     16,666   Corus Entertainment Inc.,
                 Cl. B ..........................         62,036        425,764
    120,000   Gray Television Inc. ..............      1,204,736      1,447,200
     27,500   Gray Television Inc., Cl. A .......        370,755        310,750
    200,000   Liberty Corp. .....................      8,528,905      7,362,000
     50,000   Lin TV Corp., Cl. A+ ..............        947,559        694,500
    165,000   Mediaset SpA ......................      1,326,669      1,944,841
     30,000   Modern Times Group, Cl. B+ ........        823,064        919,756
      7,800   Nippon Television
                 Network Corp. ..................      1,232,257      1,061,239
    120,000   Paxson Communications
                 Corp.+ .........................        554,012         72,000
    100,000   Television Broadcasts Ltd. ........        396,239        564,921
    130,000   Young Broadcasting Inc.,
                 Cl. A+ .........................      1,982,535        539,500
                                                   -------------  -------------
                                                      17,467,781     15,386,317
                                                   -------------  -------------


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

                                                                      MARKET
  SHARES                                                COST           VALUE
-----------                                        -------------  -------------
              COMMON STOCKS (CONTINUED)
              AUTOMOTIVE -- 0.8%
    335,000   Navistar International
                 Corp.+ .........................  $  12,403,039  $  10,720,000
     43,000   PACCAR Inc. .......................        431,444      2,924,000
                                                   -------------  -------------
                                                      12,834,483     13,644,000
                                                   -------------  -------------
              ELECTRONICS -- 0.7%
      3,000   Hitachi Ltd., ADR .................        218,796        181,860
      5,200   Keyence Corp. .....................      1,092,186      1,165,558
     20,000   Molex Inc., Cl. A .................        519,697        469,600
      7,500   NEC Corp., ADR ....................         43,625         40,500
      9,500   Rohm Co. Ltd. .....................      1,408,684        916,509
     38,000   Royal Philips Electronics NV,
                 ADR ............................         52,354        957,220
    265,000   Texas Instruments Inc. ............      6,407,535      7,438,550
     17,000   Tokyo Electron Ltd. ...............        917,536        899,738
                                                   -------------  -------------
                                                      10,660,413     12,069,535
                                                   -------------  -------------
              BUSINESS SERVICES -- 0.7%
     60,000   ANC Rental Corp.+ .................        578,273              6
    150,000   Cendant Corp. .....................      2,832,369      3,355,500
      1,000   CheckFree Corp.+ ..................          9,040         34,060
    212,500   Group 4 Securicor plc .............              0        559,681
     95,000   Landauer Inc. .....................      2,475,055      4,931,450
     72,500   Nashua Corp.+ .....................        656,628        685,125
     25,000   Secom Co. Ltd. ....................      1,095,891      1,075,196
                                                   -------------  -------------
                                                       7,647,256     10,641,018
                                                   -------------  -------------
              METALS AND MINING -- 0.5%
     72,500   Harmony Gold Mining Co. Ltd. ......        347,738        635,224
     35,000   Harmony Gold Mining Co. Ltd.,
                 ADR ............................        282,733        299,600
     51,400   Ivanhoe Mines Ltd.+ ...............        380,740        399,378
    125,000   Newmont Mining Corp. ..............      2,900,512      4,878,750
     10,000   Novelis Inc. ......................        242,915        256,800
     50,000   Placer Dome Inc. ..................        487,169        769,000
     45,000   Xstrata plc .......................        827,911        868,346
                                                   -------------  -------------
                                                       5,469,718      8,107,098
                                                   -------------  -------------
              MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 0.3%
     70,000   Champion Enterprises Inc.+ ........        659,503        695,800
     50,000   Fleetwood Enterprises Inc.+ .......        602,670        507,500
     32,222   Huttig Building Products Inc.+ ....         81,163        351,542
     14,000   Martin Marietta Materials Inc. ....        298,638        967,680
     10,000   Nobility Homes Inc. ...............        195,123        272,500
     80,000   Sekisui House Ltd. ................        846,007        808,584
     20,000   Skyline Corp. .....................        804,043        798,600
      1,000   Southern Energy Homes Inc.+ .......          3,900          5,740
                                                   -------------  -------------
                                                       3,491,047      4,407,946
                                                   -------------  -------------

                                                                      MARKET
  SHARES                                                COST          VALUE
-----------                                         ------------   ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.3%
        146   Computer Associates International
                 Inc. ...........................  $       4,526  $       4,012
     40,000   Storage Technology Corp.+ .........      1,456,092      1,451,600
     25,256   Telecom Italia Media SpA+ .........         26,868         12,164
     80,000   Yahoo! Inc.+ ......................      2,738,971      2,772,000
                                                   -------------  -------------
                                                       4,226,457      4,239,776
                                                   -------------  -------------
              CLOSED-END FUNDS -- 0.2%
     75,000   Central Europe and Russia Fund
                 Inc. ...........................      1,095,842      2,302,500
     70,000   New Germany Fund Inc. .............        754,518        652,400
     31,500   Royce Value Trust Inc. ............        388,298        594,720
                                                   -------------  -------------
                                                       2,238,658      3,549,620
                                                   -------------  -------------
              PAPER AND FOREST PRODUCTS -- 0.2%
    120,000   Pactiv Corp.+ .....................      1,259,210      2,589,600
                                                   -------------  -------------
              TRANSPORTATION -- 0.1%
    100,000   AMR Corp.+ ........................      1,924,248      1,211,000
     15,000   Grupo TMM SA, Cl. A, ADR+ .........         80,460         45,000
                                                   -------------  -------------
                                                       2,004,708      1,256,000
                                                   -------------  -------------
              REAL ESTATE INVESTMENT TRUSTS -- 0.1%
     10,000   Catellus Development Corp. ........        216,006        328,000
     16,656   Rayonier Inc. .....................        798,811        883,268
                                                   -------------  -------------
                                                       1,014,817      1,211,268
                                                   -------------  -------------
              TOTAL COMMON STOCKS ...............  1,181,721,712  1,498,604,449
                                                   -------------  -------------

              CONVERTIBLE PREFERRED STOCKS -- 0.3%
              AEROSPACE -- 0.1%
     13,500   Northrop Grumman Corp., 7.000%
                 Cv. Pfd., Ser. B ...............      1,573,020      1,687,500
                                                   -------------  -------------
              TELECOMMUNICATIONS -- 0.1%
     26,000   Cincinnati Bell Inc., 6.750%
                 Cv. Pfd., Ser. B ...............        820,367      1,172,600
                                                   -------------  -------------
              BROADCASTING -- 0.1%
         90   Gray Television Inc., 8.000%
                 Cv. Pfd., Ser. C(a)(c)(d) ......        900,000        918,000
                                                   -------------  -------------
              AVIATION: PARTS AND SERVICES -- 0.0%
      3,200   Sequa Corp., $5.00 Cv. Pfd. .......        258,560        313,600
                                                   -------------  -------------
              TOTAL CONVERTIBLE
                 PREFERRED STOCKS ...............      3,551,947      4,091,700
                                                   -------------  -------------


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2005 (UNAUDITED)

 PRINCIPAL                                                           MARKET
  AMOUNT                                              COST           VALUE
-----------                                      --------------  --------------
              CONVERTIBLE CORPORATE BONDS -- 0.2%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
$   500,000   Pep Boys - Manny, Moe &
                Jack, Cv., 4.250%,
                06/01/07 .....................   $      485,512  $      485,000
  1,000,000   Standard Motor Products Inc.,
                Sub. Deb. Cv., 6.750%,
                07/15/09 .....................          954,730         950,000
                                                 --------------  --------------
                                                      1,440,242       1,435,000
                                                 --------------  --------------
              AEROSPACE -- 0.1%
    736,000   Kaman Corp., Sub. Deb. Cv.,
                6.000%, 03/15/12 .............          704,328         728,640
                                                 --------------  --------------
              CABLE AND SATELLITE -- 0.0%
    500,000   Charter Communications Inc.,
                Cv., 4.750%, 06/01/06 ........          405,326         500,000
                                                 --------------  --------------
              TOTAL CONVERTIBLE CORPORATE
                BONDS ........................        2,549,896       2,663,640
                                                 --------------  --------------
              SHORT-TERM OBLIGATIONS -- 6.4%
              REPURCHASE AGREEMENTS -- 6.1%
 98,676,000   ABN Amro, 2.650%, dated
                06/30/05, due 07/01/05,
                proceeds at maturity,
                $98,683,264(b) ...............       98,676,000      98,676,000
                                                 --------------  --------------
              U.S. GOVERNMENT OBLIGATIONS --
                0.3%
  5,000,000   U.S. Treasury Bill, 2.864%++,
                08/18/05 .....................        4,981,300       4,981,300
                                                 --------------  --------------
TOTAL INVESTMENTS -- 100.0% ..................   $1,291,480,855   1,609,017,089
                                                 ==============

LIABILITIES IN EXCESS OF OTHER ASSETS .........................      (2,317,818)

PREFERRED STOCK
  (9,556,900 preferred shares outstanding) ....................    (418,742,500)
                                                                  -------------

NET ASSETS -- COMMON STOCK
  (141,702,724 common shares outstanding) .....................  $1,187,956,771
                                                                 ==============

NET ASSET VALUE PER COMMON SHARE
  ($1,187,956,771 / 141,702,724 shares
  outstanding) ................................................  $         8.38
                                                                 ==============

----------
(a) Security fair valued under procedures established by the Board of Directors. At June 30, 2005, the market value of fair valued securities amounted to $961,000 or 0.06% of total investments.
(b) Collateralized by U.S. Treasury Bonds, 6.875%, 7.250%, 8.125% and 8.875%, due 08/15/25, 08/15/22, 05/15/21 and 02/15/19, market values $38,230,620,
      $904,740, $60,321,780 and $1,192,380, respectively.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the market value of Rule 144A securities amounted to $918,000 or 0.06% of total investments.
(d) At June 30, 2005, the Fund held investments in restricted and illiquid securities that were valued under methods approved by the Board as follows:
                                                                    06/30/2005
ACQUISITION                             ACQUISITION  ACQUISITION  CARRYING VALUE
   SHARES     ISSUER                        DATE         COST        PER UNIT
-----------   ------                    -----------  -----------  --------------
         90   Gray Television Inc.,
                8.000% Cv. Pfd.,
                Ser. C ...............     04/23/02  $   900,000  $  10,200.0000

+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR   American Depository Receipt
BDR   Brazilian Depository Receipt
CVO   Contingent Value Obligation
CDI   Chess Depositary Interest

                                                        % OF
                                                       MARKET        MARKET
                                                        VALUE        VALUE
                                                       ------   ---------------
      GEOGRAPHIC DIVERSIFICATION
      United States .............................       83.1%   $ 1,336,607,763
      Europe ....................................       13.7        220,918,846
      Latin America .............................        1.9         31,309,201
      Japan .....................................        0.9         15,055,488
      Asia/Pacific ..............................        0.3          4,190,968
      South Africa ..............................        0.1            934,824
                                                       ------   ---------------
      Total Investments .........................       100.0%  $ 1,609,017,089
                                                       ======   ===============


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2005 (UNAUDITED)

ASSETS:
  Investments, at value (cost $1,291,480,855) ................  $ 1,609,017,089
  Cash and foreign currency, at value (cost $259,605) ........          243,622
  Dividends and interest receivable ..........................        1,627,743
  Receivable for investments sold ............................        1,016,163
  Other assets ...............................................           26,832
                                                                ---------------
  TOTAL ASSETS ...............................................    1,611,931,449
                                                                ---------------
LIABILITIES:
  Payable for investments purchased ..........................        1,913,344
  Dividends payable ..........................................          236,241
  Unrealized depreciation on swap contracts ..................        1,747,392
  Payable for investment advisory fees .......................          978,263
  Payable for shareholder communication fees .................          143,354
  Other accrued expenses and liabilities .....................          213,584
                                                                ---------------
  TOTAL LIABILITIES ..........................................        5,232,178
                                                                ---------------
PREFERRED STOCK:
  Series B Cumulative Preferred Stock (7.20%, $25
    liquidation value, $0.001 par value, 6,600,000 shares
    authorized with 6,600,000 shares issued and outstanding)..      165,000,000
  Series C Cumulative Preferred Stock (Auction Rate,
    $25,000 liquidation value, $0.001 par value, 5,200
    shares authorized with 5,200 shares issued and
    outstanding) .............................................      130,000,000
  Series D Cumulative Preferred Stock (5.875%, $25 liquidation value, $0.001 par value, 3,000,000 shares authorized with
    2,949,700 shares issued and outstanding) .................       73,742,500
  Series E Cumulative Preferred Stock (Auction Rate, $25,000
    liquidation value, $0.001 par value, 2,000 shares
    authorized with 2,000 shares issued and outstanding) .....       50,000,000
                                                                ---------------
  TOTAL PREFERRED STOCK ......................................      418,742,500
                                                                ---------------
  NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS .......  $ 1,187,956,771
                                                                ===============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS CONSIST
  OF:
  Capital stock, at par value ................................  $       141,703
  Additional paid-in capital .................................      879,565,264
  Accumulated net realized loss on investments, futures
    contracts, swap contracts and foreign currency
    transactions .............................................       (7,518,727)
  Net unrealized appreciation on investments and swap
    contracts ................................................      315,788,842
  Net unrealized depreciation on foreign currency
    translations .............................................          (20,311)
                                                                ---------------
  NET ASSETS .................................................  $ 1,187,956,771
                                                                ===============
NET ASSET VALUE PER COMMON SHARE:
  ($1,187,956,771 / 141,702,724 shares outstanding;
    182,000,000 shares authorized of $0.001 par value)........  $          8.38
                                                                ===============

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $468,374) ...............  $    16,097,086
  Interest ...................................................        1,610,951
                                                                ---------------
  TOTAL INVESTMENT INCOME ....................................       17,708,037
                                                                ---------------

EXPENSES:
  Investment advisory fees ...................................        7,868,054
  Shareholder communications expenses ........................          511,930
  Auction agent fees .........................................          224,620
  Custodian fees .............................................          107,206
  Payroll expenses ...........................................           88,594
  Shareholder services fees ..................................           78,060
  Directors' fees ............................................           69,233
  Legal and audit fees .......................................           57,453
  Miscellaneous expenses .....................................          166,920
                                                                ---------------
  TOTAL EXPENSES .............................................        9,172,070
                                                                ---------------

  LESS:
    Advisory fee reduction ...................................       (2,076,504)
    Custodian fee credit .....................................           (2,211)
                                                                ---------------
    TOTAL REDUCTIONS AND CREDITS .............................       (2,078,715)
                                                                ---------------
  TOTAL NET EXPENSES .........................................        7,093,355
                                                                ---------------
  NET INVESTMENT INCOME ......................................       10,614,682
                                                                ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY:
  Net realized gain on investments ...........................       11,843,523
  Net realized gain on futures contracts .....................        1,073,387
  Net realized loss on swap contracts ........................       (1,215,795)
  Net realized loss on foreign currency transactions .........          (85,700)
                                                                ---------------
  Net realized gain on investments, futures contracts, swap
    contracts and foreign currency transactions ..............       11,615,415
  Net change in unrealized appreciation/depreciation on
    investments, swap contracts and foreign currency
    translations .............................................       (4,170,726)
                                                                ---------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES
    CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY ...........        7,444,689
                                                                ---------------

  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......       18,059,371
  Total Distributions to Preferred Stock Shareholders ........      (10,640,930)
                                                                ---------------

  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK
    SHAREHOLDERS RESULTING FROM OPERATIONS ...................  $     7,418,441
                                                                ===============


                 See accompanying notes to financial statements.

                         THE GABELLI EQUITY TRUST INC.
     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                            SIX MONTHS ENDED
                                                                                              JUNE 30, 2005          YEAR ENDED
                                                                                               (UNAUDITED)       DECEMBER 31, 2004
                                                                                            ----------------     -----------------
OPERATIONS:
   Net investment income ...............................................................    $     10,614,682     $       7,154,873
   Net realized gain on investments, futures contracts, foreign currency transactions
      and swap contracts ...............................................................          11,615,415           123,877,687
   Net change in unrealized appreciation/depreciation on investments, futures contracts,
      swap contracts and foreign currency translations .................................          (4,170,726)           97,428,111
                                                                                            ----------------     -----------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................          18,059,371           228,460,671
                                                                                            ----------------     -----------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ...............................................................          (5,476,770)*            (200,307)
   Net realized short term gains on investments, futures contracts and
      foreign currency transactions ....................................................                  --*           (1,205,026)
   Net realized long term gains on investments, futures contracts and
      foreign currency transactions ....................................................          (5,164,160)*         (17,540,730)
                                                                                            ----------------     -----------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS .................................         (10,640,930)          (18,946,063)
                                                                                            ----------------     -----------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS
      RESULTING FROM OPERATIONS ........................................................           7,418,441           209,514,608
                                                                                            ----------------     -----------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ...............................................................          (6,841,781)*          (1,170,403)
   Net realized short term gains on investments, futures contracts
      and foreign currency transactions ................................................                  --*           (7,041,045)
   Net realized long term gains on investments, futures contracts
      and foreign currency transactions ................................................          (6,451,255)*        (102,491,569)
   Return of capital ...................................................................         (37,349,102)*                  --
                                                                                            ----------------     -----------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ....................................         (50,642,138)         (110,703,017)
                                                                                            ----------------     -----------------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued upon reinvestment
      of dividends and distributions ...................................................          11,697,789            25,998,112
   Net increase in net assets from repurchase of preferred shares ......................                  --                72,307
   Offering costs for preferred shares charged to paid-in capital ......................                  --                75,457
                                                                                            ----------------     -----------------
   NET INCREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS ............................          11,697,789            26,145,876
                                                                                            ----------------     -----------------
   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS .....         (31,525,908)          124,957,467

NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS:
   Beginning of period .................................................................       1,219,482,679         1,094,525,212
                                                                                            ----------------     -----------------
   End of period (including undistributed net investment income of
      $0 and $1,703,869, respectively) .................................................    $  1,187,956,771     $   1,219,482,679
                                                                                            ================     =================

----------
* Amounts are subject to change and recharacterization at fiscal year end.


                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Equity Trust Inc. (the "Equity Trust") is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long term growth of capital. Investment operations commenced on August 21, 1986.

      The Equity Trust will invest at least 80% of its assets in equity securities under normal market conditions (the "80% Policy"). The 80% Policy may be changed without shareholder approval. The Equity Trust will provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

      Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      REPURCHASE AGREEMENTS. The Equity Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical

                         THE GABELLI EQUITY TRUST INC.
               NOTES TO FINANCIAL STATEMENTS(CONTINUED)(UNAUDITED)

repurchase agreement, the Equity Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. The Equity Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Equity Trust in each agreement. The Equity Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Equity Trust may be delayed or limited.

      SWAP AGREEMENTS. The Equity Trust may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Equity Trust would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Equity Trust periodically a variable rate payment that is intended to approximate the Equity Trust's variable rate payment obligation on the Series C Preferred Stock. In an interest rate cap, the Equity Trust would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Equity Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Equity Trust will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Equity Trust will succeed in pursuing contractual remedies. The Equity Trust thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short term interest rates and the returns on the Equity Trust's portfolio securities at that point in time, such a default could negatively affect the Equity Trust's ability to make dividend payments for the Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Equity Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Equity Trust's ability to make dividend payments on the Series C Preferred Stock.

      The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

      Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

                          THE GABELLI EQUITY TRUST INC.
             NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      The Equity Trust has entered into one interest rate swap agreement with Citibank N.A. Under the agreement the Equity Trust receives a variable rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at June 30, 2005 are as follows:

       NOTIONAL                          VARIABLE RATE*       TERMINATION       UNREALIZED
        AMOUNT         FIXED RATE     (RATE RESET MONTHLY)        DATE         DEPRECIATION
     ------------      ----------     -------------------     ------------     ------------
     $130,000,000        4.494%            3.11125%           July 2, 2007     $(1,747,392)

----------
*Based on Libor (London Interbank Offered Rate).

      FUTURES CONTRACTS. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Equity Trust recognizes a realized gain or loss when the contract is closed. At June 30, 2005, there were no open futures contracts.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of Assets and Liabilities. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2005, there were no open forward foreign exchange contracts.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized

                          THE GABELLI EQUITY TRUST INC.
             NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      FOREIGN SECURITIES. The Equity Trust may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from that determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterizations of distributions made by the Equity Trust.

      Distributions to shareholders of the Equity Trust's 7.20% Series B Cumulative Preferred Stock, Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, and Series E Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

      For the year ended December 31, 2004, reclassifications were made to decrease accumulated net investment income by $3,816,593 and decrease accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions by $3,816,593.

      The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                                                YEAR ENDED
                                                            DECEMBER 31, 2004
                                                      -----------------------------
                                                          COMMON        PREFERRED
                                                      -------------   -------------
    DISTRIBUTIONS PAID FROM:
    Ordinary income
       (inclusive of short term capital gains)....    $   8,211,448   $   1,405,333
    Net long term capital gains...................      102,491,569      17,540,730
                                                      -------------   -------------
    Total distributions paid......................    $ 110,703,017   $  18,946,063
                                                      =============   =============

      PROVISION FOR INCOME TAXES. The Equity Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the Equity Trust's policy to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      As of December 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

      Net unrealized appreciation on investments ........   $ 316,119,790
      Net unrealized depreciation on foreign currency
         and swap contracts .............................      (3,456,909)
      Distributions payable .............................        (257,141)
      Undistributed ordinary income .....................       1,718,659
                                                            -------------
      Total .............................................   $ 314,124,399
                                                            =============

      The following summarizes the tax cost of investments, swap contracts, foreign currency and related unrealized appreciation/depreciation at June 30, 2005:

                                                     GROSS          GROSS        NET UNREALIZED
                                                   UNREALIZED     UNREALIZED      APPRECIATION/
                                     COST         APPRECIATION   DEPRECIATION    (DEPRECIATION)
                                     ----        -------------   -------------   --------------
      Investments ..........   $ 1,298,989,082   $ 388,835,032   $ (78,807,025)  $  310,028,007
      Swap contracts .......                --              --      (1,747,392)      (1,747,392)
      Foreign currency .....           258,029              --         (20,311)         (20,311)
                                                 -------------   -------------   --------------
                                                 $ 388,835,032   $ (80,574,728)  $  308,260,304
                                                 =============   =============   ==============

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Equity Trust's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Equity Trust's portfolio and oversees the administration of all aspects of the Equity Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or net swap expense of the Cumulative Preferred Stock for the fiscal year.

      The Equity Trust's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the six months ended June 30, 2005, the Equity Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate or net swap expense of all outstanding preferred stock. Thus, management fees with respect to the liquidation value of the preferred stock assets in the amount of $2,076,504 were not accrued.

      During the six months ended June 30, 2005, Gabelli & Company, Inc., ("Gabelli & Company") an affiliate of the Adviser, received $94,647 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

      The cost of calculating the Equity Trust's net asset value per share is an Equity Trust expense pursuant to the Advisory Agreement. During the six months ended June 30, 2005, the Equity Trust reimbursed the Adviser $22,500 in connection with the cost of computing the Equity Trust's net asset value, which is included in miscellaneous expenses in the Statement of Operations.

      The Equity Trust is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $13,938 for the six months ended June 30, 2005, which is included in payroll expenses in the Statement of Operations.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from the sales of securities, other than short term securities, for the six months ended June 30, 2005 aggregated $52,897,885 and $57,973,563, respectively.

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

5. CAPITAL. The charter permits the Equity Trust to issue 182,000,000 shares of common stock (par value $0.001). The Board of the Equity Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. During the six months ended June 30, 2005, the Equity Trust did not repurchase any shares of its common stock in the open market.

      Transactions in common stock were as follows:

                                                   SIX MONTHS ENDED
                                                    JUNE 30, 2005               YEAR ENDED
                                                     (UNAUDITED)             DECEMBER 31, 2004
                                              ------------------------   ------------------------
                                                Shares       Amount        Shares       Amount
                                              ---------   ------------   ---------   ------------
      Shares issued upon reinvestment
         of dividends and distributions ...   1,369,760   $ 11,697,789   3,143,080   $ 25,998,112
                                              ---------   ------------   ---------   ------------
      Net increase ........................   1,369,760   $ 11,697,789   3,143,080   $ 25,998,112
                                              =========   ============   =========   ============

      The Equity Trust's Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the 7.20% Series B, Series C Auction Rate, 5.875% Series D, and Series E Auction Rate Cumulative Preferred Stock at redemption prices of $25, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed and variable preferred dividend rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      On June 17, 2003, the Equity Trust, as authorized by the Board, redeemed all (5,367,900 shares) of its outstanding 7.25% Series A Cumulative Preferred Stock, at the redemption price of $25.00 per Preferred Share (the "liquidation value"), plus accumulated and unpaid dividends through the redemption date of $0.4078 per Preferred Share. The Preferred Shares were callable at any time at the liquidation value plus accrued dividends following the expiration of the five-year call protection on June 9, 2003.

      On June 20, 2001, the Equity Trust received net proceeds of $159,329,175 (after underwriting discounts of $5,197,500 and offering expenses of $473,325) from the public offering of 6,600,000 shares of 7.20% Series B Cumulative
Preferred Stock. Commencing June 20, 2006 and thereafter, the Equity Trust, at its option, may redeem the 7.20% Series B Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the six months ended June 30, 2005, the Equity Trust did not repurchase any shares of 7.20% Series B Cumulative Preferred Stock. At June 30, 2005, 6,600,000 shares of the 7.20% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $132,000.

      On June 27, 2002, the Equity Trust received net proceeds of $128,246,557 (after underwriting discounts of $1,300,000 and offering expenses of $453,443) from the public offering of 5,200 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short term interest rates. The dividend rates of Series C Auction Rate Cumulative Preferred Stock ranged from 2.15% to 3.38%

                          THE GABELLI EQUITY TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

for the six months ended June 30, 2005. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Equity Trust, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the six months ended June 30, 2005, the Equity Trust did not redeem any shares of Series C Auction Rate Cumulative Preferred Stock. At June 30, 2005, 5,200 shares of the Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 3.38% per share and accrued dividends amounted to $24,411.

      On October 7, 2003, the Equity Trust received net proceeds of $72,387,500 (after underwriting discounts of $2,362,500 and offering expenses of $264,522) from the public offering of 3,000,000 shares of 5.875% Series D Cumulative Preferred Stock. Commencing October 7, 2008 and thereafter, the Equity Trust, at its option, may redeem the 5.875% Series D Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the six months ended June 30, 2005, the Equity Trust did not repurchase any shares of 5.875% Series D Cumulative Preferred Stock. At June 30, 2005, 2,949,700 shares of the 5.875% Series D Cumulative Preferred Stock were outstanding and accrued dividends amounted to $48,137.

      On October 7, 2003, the Equity Trust received net proceeds of $49,260,000 (after underwriting discounts of $500,000 and offering expenses of $149,991) from the public offering of 2,000 shares of Series E Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short term interest rates. The dividend rates of Series E Auction Rate Cumulative Preferred Stock ranged from 2.20% to 3.36% for the six months ended June 30, 2005. Existing shareholders may submit an order to hold, bid or sell such shares on each auction date. Series E Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Equity Trust, at its option, may redeem the Series E Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the six months ended June 30, 2005, the Equity Trust did not redeem any shares of Series E Auction Rate Cumulative Preferred Stock. At June 30, 2005, 2,000 shares of the Series E Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 3.15% and accrued dividends amounted to $30,625.

      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Equity Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

      The Board has approved the acquisition of substantially all of the net assets from Sterling Capital Corporation, a closed-end investment company, with the issuance of common stock of the Equity Trust. The acquisition is subject to approval by the shareholders of Sterling Capital Corporation.

6. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund shares trading practices. Gabelli Asset Management Inc., the Adviser's parent company, is responding to these requests for documents and testimony. The Equity Trust does not believe that these matters will have a material adverse effect on the Equity Trust's financial position or the results of its operations.

7. INDEMNIFICATIONS. The Equity Trust enters into contracts that contain a variety of indemnifications. The Equity Trust's maximum exposure under these arrangements is unknown. However, the Equity Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                            SIX MONTHS
                                               ENDED                           YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2005    --------------------------------------------------------------------
                                         (UNAUDITED)(a)(b)  2004(a)(b)     2003(a)(b)     2002(a)(b)      2001(a)       2000(a)
                                         -----------------  ----------     ----------     ----------     ----------   ----------
OPERATING PERFORMANCE:
   Net asset value, beginning of
      period ..........................    $     8.69       $     7.98     $     6.28     $     8.97     $    10.89   $    12.75
                                           ----------       ----------     ----------     ----------     ----------   ----------
   Net investment income (loss) .......          0.08             0.02           0.04           0.07           0.08         0.05
   Net realized and unrealized gain
      (loss) on investments ...........          0.05             1.63           2.50          (1.65)         (0.16)       (0.51)
                                           ----------       ----------     ----------     ----------     ----------   ----------
   Total from investment operations ...          0.13             1.65           2.54          (1.58)         (0.08)       (0.46)
                                           ----------       ----------     ----------     ----------     ----------   ----------
DISTRIBUTIONS TO PREFERRED STOCK
   SHAREHOLDERS:
   Net investment income ..............         (0.04)(h)        (0.00)(c)      (0.00)(c)      (0.01)         (0.01)       (0.00)(c)
   Net realized gain on investments ...         (0.04)(h)        (0.14)         (0.14)         (0.16)         (0.11)       (0.09)
                                           ----------       ----------     ----------     ----------     ----------   ----------
   Total distributions to preferred
      stock shareholders ..............         (0.08)           (0.14)         (0.14)         (0.17)         (0.12)       (0.09)
                                           ----------       ----------     ----------     ----------     ----------   ----------
NET INCREASE (DECREASE) IN NET
   ASSETS ATTRIBUTABLE TO COMMON
   STOCK SHAREHOLDERS RESULTING
   FROM OPERATIONS ....................          0.05             1.51           2.40          (1.75)         (0.20)       (0.55)
                                           ----------       ----------     ----------     ----------     ----------   ----------
DISTRIBUTIONS TO COMMON STOCK
   SHAREHOLDERS:
   Net investment income ..............         (0.05)(h)        (0.01)         (0.01)         (0.05)         (0.06)       (0.04)
   Net realized gain on investments ...         (0.04)(h)        (0.79)         (0.68)         (0.90)         (1.02)       (1.27)
   Return of capital ..................         (0.27)(h)           --          (0.00)(c)      (0.00)(c)         --           --
                                           ----------       ----------     ----------     ----------     ----------   ----------
   Total distributions to common
      stock shareholders ..............         (0.36)           (0.80)         (0.69)         (0.95)         (1.08)       (1.31)
                                           ----------       ----------     ----------     ----------     ----------   ----------
CAPITAL SHARE TRANSACTIONS:
   Increase in net asset value
      from common stock share
      transactions ....................          0.00(c)          0.00(c)        0.01           0.02           0.03           --
   Decrease in net asset value from
      shares issued in rights
      offering ........................            --               --             --             --          (0.62)          --
   Increase in net asset value from
      repurchase of preferred shares ..            --             0.00(c)          --             --             --           --
   Offering costs for preferred
      shares charged to paid-in
      capital .........................            --             0.00(c)       (0.02)         (0.01)         (0.05)          --
                                           ----------       ----------     ----------     ----------     ----------   ----------
   Total capital share transactions ...          0.00(c)          0.00(c)       (0.01)          0.01          (0.64)          --
                                           ----------       ----------     ----------     ----------     ----------   ----------
   NET ASSET VALUE ATTRIBUTABLE TO
   COMMON STOCK SHAREHOLDERS,
   END OF PERIOD ......................    $     8.38       $     8.69     $     7.98     $     6.28     $     8.97   $    10.89
                                           ==========       ==========     ==========     ==========     ==========   ==========
   Net Asset Value Total Return + .....          0.57%           19.81%         39.90%        (21.00)%        (3.68)%      (4.39)%
                                           ==========       ==========     ==========     ==========     ==========   ==========
   Market Value, End of Period ........    $     8.98       $     9.02     $     8.00     $     6.85     $    10.79   $    11.44
                                           ==========       ==========     ==========     ==========     ==========   ==========
   Total Investment Return ++ .........          3.80%           24.04%         28.58%        (28.36)%        10.32%        1.91%
                                           ==========       ==========     ==========     ==========     ==========   ==========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation
      value of preferred shares,
      end of period (in 000's) ........    $1,606,699       $1,638,225     $1,514,525     $1,271,600     $1,465,369   $1,318,263
   Net assets attributable to common
      shares, end of period
      (in 000's) ......................    $1,187,957       $1,219,483     $1,094,525     $  842,403     $1,166,171   $1,184,041
   Ratio of net investment
      income to average net assets
      attributable to common shares ...          1.80%(g)         0.64%          0.67%          0.99%          0.81%        0.42%
   Ratio of operating expenses to
      average net assets attributable
      to common shares before fee
      reduction .......................          1.56%(g)         1.95%          1.62%          1.20%          1.13%        1.14%
   Ratio of operating expenses to
      average net assets attributable
      to common shares net of fee
      reduction(b)(e) .................          1.20%(g)         1.57%          1.62%          1.19%          1.12%        1.14%
   Ratio of operating expenses to
      average net assets including
      liquidation value of preferred
      shares before fee reduction .....          1.15%(g)         1.41%          1.14%          0.88%          0.96%        1.03%
   Ratio of operating expenses to
      average net assets including
      liquidation value of preferred
      shares net of fee reduction
      (b)(e) ..........................          0.89%(g)         1.14%          1.14%          0.87%          0.95%        1.03%
   Portfolio turnover rate ............           3.5%            28.6%          19.2%          27.1%          23.9%        32.1%


                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                 SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2005      --------------------------------------------------------------
                                                 (UNAUDITED)(a)(b)   2004(a)(b)   2003(a)(b)   2002(a)(b)     2001(a)       2000(a)
                                                 -----------------   ----------   ----------   ----------    ---------    ---------
PREFERRED STOCK:
  7.25% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period
     (in 000's) ..............................              --               --           --   $ 134,198     $ 134,198    $ 134,223
  Total shares outstanding (in 000's) ........                               --           --       5,368         5,368        5,369
  Liquidation preference per share ...........              --               --           --   $   25.00     $   25.00    $   25.00
  Average market value(d) ....................              --               --           --   $   25.75     $   25.39    $   22.62
  Asset coverage per share ...................              --               --           --   $   74.07     $  122.44    $  245.54
  7.20% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period
     (in 000's) ..............................       $ 165,000        $ 165,000   $  165,000   $ 165,000     $ 165,000           --
  Total shares outstanding (in 000's) ........           6,600            6,600        6,600       6,600         6,600           --
  Liquidation preference per share ...........       $   25.00        $   25.00   $    25.00   $   25.00     $   25.00           --
  Average market value(d) ....................       $   26.17        $   26.57   $    27.06   $   26.40     $   25.60           --
  Asset coverage per share ...................       $   95.92        $   97.81   $    90.15   $   74.07     $  122.44           --
  AUCTION RATE SERIES C CUMULATIVE
     PREFERRED STOCK
  Liquidation value, end of period
     (in 000's) ..............................       $ 130,000        $ 130,000   $  130,000   $ 130,000            --           --
  Total shares outstanding (in 000's) ........               5                5            5           5            --           --
  Liquidation preference per share ...........       $  25,000        $  25,000   $   25,000   $  25,000            --           --
  Average market value(d) ....................       $  25,000        $  25,000   $   25,000   $  25,000            --           --
  Asset coverage per share ...................       $  95,924        $  97,806   $   90,150   $  74,068            --           --
  5.875% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period
     (in 000's) ..............................       $  73,743        $  73,743   $   75,000          --            --           --
  Total shares outstanding (in 000's) ........           2,950            2,950        3,000          --            --           --
  Liquidation preference per share ...........       $   25.00        $   25.00   $    25.00          --            --           --
  Average market value(d) ....................       $   24.80        $   24.81   $    25.10          --            --           --
  Asset coverage per share ...................       $   95.92        $   97.81   $    90.15          --            --           --
  AUCTION RATE SERIES E CUMULATIVE
     PREFERRED STOCK
  Liquidation value, end of period
     (in 000's) ..............................       $  50,000        $  50,000   $   50,000          --            --           --
  Total shares outstanding (in 000's) ........               2                2            2          --            --           --
  Liquidation preference per share ...........       $  25,000        $  25,000   $   25,000          --            --           --
  Average market value(d) ....................       $  25,000        $  25,000   $   25,000          --            --           --
  Asset coverage per share ...................       $  95,924        $  97,806   $   90,150          --            --           --
  ASSET COVERAGE(f) ..........................             384%             391%         361%        296%          490%         982%

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions on the payment date, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b)   See Note 2 to Financial Statements (Swap Agreements).
(c)   Amount represents less than $0.005 per share.
(d)   Based on weekly prices.
(e) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the year ended December 31, 2001, the ratio of operating expenses to average net assets attributable to common shares net of fee reduction would be 1.11%, and the ratio of operating expenses to average total net assets including liquidation value of preferred shares net of fee reduction would be 0.94%. For the six months ended June 30, 2005 and the years ended December 31, 2004, 2003, 2002 and 2000, the effect of the custodian fee credits was minimal.
(f)   Asset  coverage is calculated by combining all series of preferred  stock.
(g)   Annualized.
(h)   Amounts are subject to change and recharacterization at fiscal year end.


                See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.

           BOARD CONSIDERATION AND RE-APPROVAL OF MANAGEMENT AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), contemplates that the Board of Directors (the "Board") of The Gabelli Equity Trust Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Management Agreement (the "Management Agreement") with Gabelli Funds, LLC (the "Adviser") for the Fund.

More specifically, at a meeting held on May 18, 2005, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Management Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board received and considered various data and information regarding the nature, extent and quality of administrative and shareholder services provided to the Fund by the Adviser under the Management Agreement, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Directors in their capacity as Directors and other services. Specifically, the Board received and considered information regarding the size, education and experience of the Adviser's staff, the Adviser's fundamental research capabilities and the Adviser's approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Based on the above factors, together with those referenced below, the Board concluded that the services were extensive in nature and that the Adviser consistently delivered a high level of service.

FUND PERFORMANCE. The Board reviewed and considered information as to short-term and long-term investment performance for the Fund over various periods of time as compared to the performance of the Fund's Lipper, Inc. peer group. The Board concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund.

FUND FEES AND EXPENSES. The Board reviewed and considered the Fund's contractual management fee rate and expense ratio relative to industry averages for the Fund's peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Board noted that the services provided under the Management Agreement were much more extensive than those under the advisory agreements for non-fund clients. The Board recognized that the contractual management fee of the Fund was marginally lower than average for its peer group and concluded that the fee was acceptable based upon the qualifications, experience, reputation and performance of the Adviser and the fact that the Fund's overall expense ratio is approximately the same as its peer group.

PROFITABILITY. The Board received and considered information regarding the Adviser's overall profitability and costs and an estimated analysis of the Adviser's profitability attributable to the Fund. The Board concluded that the Adviser's profitability was at an acceptable level.

ECONOMIES OF SCALE. The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board noted that economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Board was aware that the Adviser waives fees attributable to the liquidation value of the preferred shares if the total return of the common shares does not exceed a specified amount, and concluded that there was an appropriate sharing of economies of scale.

The Board also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that it currently was reasonable.

OTHER BENEFITS TO THE ADVISER. The Board also received and considered information regarding the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Board considered the brokerage commissions paid to an affiliate of the Adviser. The Board concluded that potential "fall-out" benefits that the Adviser and its affiliates may receive, such as affiliated brokerage commissions, greater name recognition or increased ability to obtain research services, appear to be reasonable.

CONCLUSIONS. As discussed above, the Board reviewed detailed materials received from the Adviser as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least in each of its regular meetings, which include, among other things, Fund performance reports.

As a part of its decision-making process, the Board noted that the Adviser has managed the Fund since its inception, and the Board believed that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Board considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

In considering the Management Agreement, the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the Board's judgment that shareholders had consistently received satisfactory absolute and relative performance at reasonable fees. After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Management Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Management Agreement.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43010
                            Providence, RI 02940-3010

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at (800) 336-6983.

      SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43010, Providence, RI 02940-3010 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

      For  more  information   regarding  the  Dividend  Reinvestment  Plan  and
Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

[GRAPHIC]

                             DIRECTORS AND OFFICERS
                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF EXECUTIVE OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT & CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Arthur V. Ferrara
  FORMER CHAIRMAN & CHIEF EXECUTIVE OFFICER,
  GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Bruce N. Alpert
  PRESIDENT AND TREASURER

Carter W. Austin
  VICE PRESIDENT

Dawn M. Donato
  ASSISTANT VICE PRESIDENT

Peter D. Goldstein
  CHIEF COMPLIANCE OFFICER

James E. McKee
  SECRETARY

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
Mellon Trust of New England, N.A.

COUNSEL
Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING

                                      7.20%      5.875%
                        Common      Preferred   Preferred
                      -----------   ---------   ---------
NYSE-Symbol:              GAB        GAB PrB     GAB PrD
Shares Outstanding:   141,702,724   6,600,000   2,949,700

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
   For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                              ONE CORPORATE CENTER
                               RYE, NY 10580-1422
                                 (914) 921-5070
                                 WWW.GABELLI.COM

                                                              SEMI-ANNUAL REPORT
                                                              JUNE 30, 2005

                                                                    GAB-SA-Q2/05

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES


=============================================================================================================================
                                                                (C) TOTAL NUMBER OF          (D) MAXIMUM NUMBER (OR
                                                                  SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
            (A) TOTAL  NUMBER OF                                PURCHASED AS PART OF        SHARES (OR UNITS) THAT MAY
              SHARES (OR UNITS)      (B) AVERAGE PRICE PAID      PUBLICLY ANNOUNCED         YET BE PURCHASED UNDER THE
 PERIOD          PURCHASED             PER SHARE (OR UNIT)        PLANS OR PROGRAMS              PLANS OR PROGRAMS
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 140,332,964
01/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
01/31/05
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 140,332,964
02/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
02/28/05
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #3     Common - N/A              Common - N/A               Common - N/A               Common - 141,012,252
03/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
03/31/05
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #4     Common - N/A              Common - N/A               Common - N/A               Common - 141,012,252
04/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
04/30/05
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #5     Common - N/A              Common - N/A               Common - N/A               Common - 141,012,252
05/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
05/31/05
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 141,702,724
06/01/05
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 6,600,000
06/30/05
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Total        Common - N/A              Common - N/A               Common - N/A               N/A

             Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A

             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.

     Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.


     (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               The Gabelli Equity Trust Inc.
            --------------------------------------------------------------------


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     September 7, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer & Principal Financial Officer

Date     September 7, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.